Payables, accruals and other current liabilities	6 Months Ended
Jun. 30, 2026
Payables, accruals and other current liabilities
Payables, accruals and other current liabilities

12. Payables, accruals and other current liabilities

	June 30,	December 31,
	2026	2025
Trade payables	776,028	602,901
Social security and other taxes	—	43,792
Accrued expenses	486,913	544,591
Other current liabilities	47,461	—
Total	1,310,402	1,191,284

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The total amount of payables, accruals and other current liabilities increased by CHF 0.1 million as of June 30, 2026 compared to December 31, 2025, primarily due to increased trade payables. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.